Exhibit 23.2

[Letterhead of KPMG LLP]

Independent Auditors’ Consent

The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.

/s/ KPMG LLP

Minneapolis, Minnesota
April 9, 2004